DELTA  WOODSIDE  INDUSTRIES,  INC.
     ----------------------------------
     223  North  Main  Street,  Suite  200,  Greenville, South Carolina 29601
 - 864/232-8301   - FAX  864/232-6164

                        ELECTION AND RELEASE FORM FOR THE
                      SEVERANCE PLAN FOR SALARIED EMPLOYEES
                     OF DELTA WOODSIDE INDUSTRIES, INC., AND
                            ITS ADOPTING SUBSIDIARIES

NOTE: The law requires that you be advised to consult with an attorney before signing this Release.

ELECTION  AND  RELEASE

     I, Bettis C. Rainsford, received this Election and Release Form ("Release") from Delta Woodside Industries, Inc. ("the Company"), on October 6, 1999.

     My last day of employment with the Company is October 1, 1999. I want to receive severance benefits under the Severance Plan for Salaried Employees of Delta Woodside Industries, Inc., and its Adopting Subsidiaries ("the Plan"). I understand that if I sign and do not revoke this Release, I and Rainsford Development Corporation will receive severance benefits in the total amount of $525,000.00, payable either as a lump sum or by continuation of my salary on the Company's normal payroll dates until my severance benefit is exhausted. I understand that the severance benefit is subject to tax withholding. Also, I understand that there are situations set forth in the Summary Plan Description ("SPD") for the Plan that can cause my severance benefits to end and cause me to have to repay to the Company all severance benefits that I have received.

     In exchange for severance benefits, I and the Rainsford Development Corporation (and anyone acting on our behalf) agree to give up every past and present right or claim of any kind, whether legal, equitable, or otherwise, that is related to my employment with the Company and the Company's termination of my employment. I and the Rainsford Development Corporation give up such rights and claims against the Company and any entity or person related to the Company (including but not limited to Delta Woodside Industries, Inc., or the Company's employees, officers, directors, and agents) and agree not to file a lawsuit or initiate any proceeding related to such rights and claims against any of them.

     These rights and claims include, but are not limited to, those which could arise under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, or any other federal, state or local law, statute or regulation; claims based on any express or implied contract; claims for wrongful or retaliatory discharge; or any tort or other common law claims. However, I keep my right to (1) receive severance benefits under the terms of this Release and the Plan, (2) receive retirement benefits under the terms of any retirement plan in which I have earned a vested benefit, and (3) elect health coverage under the federal continuation of health coverage known as "COBRA", or under any applicable state law concerning continuation of health coverage, unless I am ineligible for such coverage under such law.

     While I understand that this Release does not affect my right to file a Charge with or to participate as a witness in an investigation or proceeding conducted by the Equal Employment Opportunity Commission ("EEOC"), I give up my right to receive any financial benefit, including monetary recovery and/or reinstatement, from any lawsuit or settlement related to such rights and claims as I now give up, whether the lawsuit is filed or the settlement is reached by the EEOC or anyone else.

     I agree that if any part of this Release or the application of any part of this Release is found by a court to be invalid or unenforceable, that the remainder of this Release can be enforced against me.

     FINALLY,  I  STATE:

     1) THAT I HAVE BEEN TOLD THAT I HAVE UP TO TWENTY-ONE (21) DAYS TO REVIEW AND CONSIDER THE PLAN, THE SPD, AND THIS ELECTION AND RELEASE FORM AND THAT I HAVE BEEN TOLD TO DISCUSS THEM WITH MY ATTORNEY;

     2) THAT I HAVE BEEN TOLD THAT I HAVE SEVEN (7) DAYS FOLLOWING MY SIGNING OF THIS ELECTION AND RELEASE FORM TO REVOKE OR CANCEL IT;

     3) THAT I HAVE BEEN TOLD THAT THIS RELEASE DOES NOT APPLY TO ANY OF MY RIGHTS OR CLAIMS THAT MAY ARISE AFTER THIS ELECTION AND RELEASE FORM BECOMES ENFORCEABLE;

     4) THAT I HAVE BEEN TOLD THAT THIS ELECTION AND RELEASE SHALL IN NO EVENT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE END OF THE SEVEN-DAY PERIOD DURING WHICH I CAN REVOKE OR CANCEL MY RELEASE, AND ONLY IF I HAVE NOT TIMELY EXERCISED MY RIGHT TO REVOKE THE RELEASE;

     5) THAT I HAVE RECEIVED A COPY OF THE SPD FOR THE PLAN AND THAT I HAVE READ AND UNDERSTAND THE SPD; AND THAT I HAVE NOT RELIED ON ANY REPRESENTATIONS, PROMISES OR STATEMENTS THAT ARE NOT CONTAINED IN THE SPD;

     6) THAT I HAVE BEEN TOLD THAT IF I DO NOT RETURN THE RELEASE, SIGNED AND DATED BY ME, TO THE COMPANY WITHIN THIRTY (30) DAYS AFTER MY RECEIPT OF THE RELEASE, THAT I SHALL NOT BE ELIGIBLE FOR SEVERANCE BENEFITS FROM THE PLAN;

7) THAT I UNDERSTAND ALL OF THE TERMS OF THIS ELECTION AND RELEASE FORM AND THE EFFECT OF MY RELEASE; AND

     8) THAT I SIGN THIS FORM AS MY OWN FREE ACT AND DEED AND THAT I HEREBY RELEASE MY RIGHTS AND CLAIMS AS SET FORTH IN EXCHANGE FOR THE SEVERANCE PAYMENT REFERRED TO ABOVE WHICH PAYMENT IS NOT SOMETHING TO WHICH I AM ALREADY ENTITLED.

     I  hereby  elect  to  receive  a  lump-sum  payment.


Rainsford  Development  Corporation


/s/    Bettic  C.  Rainsford                      /s/  Bettis  C.  Rainsford
----------------------------                      --------------------------
By:    Bettis  Rainsford                          Signed
Its:   President
Date:  10-7-99  ___                               10-7-99
                                                  --------------------------
                                                  Date


                    (FOR  DELTA  WOODSIDE  INDUSTRIES,  INC.)


     This Election and Release Form has been received and approved this 7th day of October, 1999 on behalf of Bettis C. Rainsford. The severance benefit pay set forth above will be paid to the above-named former employee, in accordance with the terms of the Plan.


                       DELTA  WOODSIDE  INDUSTRIES,  INC.


                      By:  /s/  Martha  M.  Watson
                          -------------------------

                      Date:  October  7,  1999
                          --------------------


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